Related Party Transactions	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
Related Party Transactions
17.	Related Party Transactions
In April 2018, The Group entered into an interest-free short-term loan agreement with a company controlled by the Group’s founder and director, Mr. Huazhi Hu, with a principal amount of RMB425. The loan was recorded in prepayments and other current assets and was repaid in full in January 2019.
In January 2019, the Group’s founder and director, Mr. Huazhi Hu, borrowed a loan from the Group with a principal amount of RMB425 (US$65), recorded in prepayments and other current assets. This loan is repayable on demand and interest-free. The loan was repaid by Mr. Huazhi Hu in full on November 12, 2019.
Other than the arbitration mentioned in Note 1, the VIE paid a guarantee deposit of RMB2,639 (US$404) to the People’s Court of Tianhe District in Guangzhou city to lift a judicial freeze on the VIE’s equity interest in October 2020. The judicial freeze was initially imposed by the court due to an arbitration filed by a third party who had a dispute with Mr. Huazhi Hu, the Group’s founder and director, regarding his personal loan with such third party. As of December 31, 2020, the aforementioned judicial freeze had been lifted and the Group has not collected the deposit. The deposit is expected to be returned to the VIE after the arbitration proceedings are concluded.